UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 19, 2004

Commission File Number 1-6227

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

    Delaware                                 42-0823980
            (State of Incorporation)    (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On November 19, 2004, the Executive Compensation Committee (“ECC”) of the Lee Enterprises, Incorporated (the “Company”) Board of Directors approved cancellation of the 2002 and 2003 restricted stock compensation agreements with Mary E. Junck, the Company’s Chairman, President and Chief Executive Officer. Under the terms of a November 19, 2004 Cancellation Agreement with the Company, Ms. Junck agreed to cancel and terminate the ECC’s November 13, 2002 restricted stock award of 35,000 shares of the Company’s Common Stock (the “2002 Award”) and the November 12, 2003 restricted stock award of 40,000 shares of the Company’s Common Stock (the “2003 Award”).

The 2002 Award and 2003 Award had been subject to the same terms and conditions required of all participants in the Company’s 1990 Long-Term Incentive Plan (the “Plan”) who receive restricted stock awards, including forfeiture by a recipient upon a termination of employment within three years of the grant date for any reason other than normal retirement, death or disability or as otherwise determined by the ECC. However, the 2002 Award and the 2003 Award did not require fulfillment of performance goals in order to vest. The Cancellation Agreement did not require Ms. Junck to return any dividends received during the periods the 2002 Award and 2003 Award were outstanding.

Under the Lee Incentive Compensation Program (the “Program”) approved November 16, 2004 by the ECC, the ECC established individual target amounts for each of Ms. Junck’s restricted stock awards (each a “Target Award”). Based on the Company’s achievement of operating cash flow for fiscal 2005 compared to fiscal 2004, each Target Award will be subject to adjustment -- upward, but not to exceed 120% of the Target Award, or downward, to the extent that all shares awarded may be forfeited -- on the first anniversary of the grant date to reflect the achievement of fiscal 2005 incentive performance targets established by the ECC on November 16, 2004 (the “Final Award”). Operating cash flow is defined as operating income before depreciation, amortization and equity in net income of associated compannies. The determination of the degree of achievement of the incentive performance targets will be made at the sole discretion of the ECC, whose determination will be final and binding on Ms. Junck and the Company. Upon determination of the Final Award, Ms. Junck will be entitled to all distributions related to the restricted stock.

In consideration for the cancellation and termination of the 2002 Award and 2003 Award, the Committee granted Ms. Junck, subject to achievement of performance goals, the following restricted stock awards of the Company’s Common Stock, each carrying a grant date of November 19, 2004, and which, upon vesting and achievement of the performance goals specified, do not require any payment by Ms. Junck, other than for applicable income taxes due for such awards:

•	a target award of 35,000 shares of the Company’s Common Stock, subject to an increase or reduction in share amount depending upon achievement of fiscal 2005 performance goals, to replace the 2002 Award. Unless forfeited, vesting of any shares earned would occur on November 19, 2005;
•	a target award of 40,000 shares of the Company’s Common Stock, subject to an increase or reduction in share amount depending upon achievement of fiscal 2005 performance goals, to replace the 2003 Award. Unless forfeited, vesting of any shares earned would occur on November 19, 2006;
•	a target award of 7,500 shares of the Company’s Common Stock, subject to an increase or reduction in share amount depending upon achievement of fiscal 2005 performance goals, in consideration of cancellation of the 2002 Award and 2003 Award. Unless forfeited, vesting of any shares earned would occur on November 19, 2005; and

The ECC also granted Ms. Junck a target award of 41,000 shares of the Company’s Common Stock, subject to an increase or reduction in share amount depending upon achievement of fiscal 2005 performance goals. Unless forfeited, vesting of any shares earned would occur on November 19, 2007. This award was made in conjunction with the Company’s annual program for stock-based compensation and was not related to the Cancellation Agreement.

All of the awards were granted at a price per share of $47.64, based upon the closing price of the Company’s Common Stock on November 19, 2004.

Upon termination of Ms. Junck’s employment for any reason other than normal retirement, death or disability, a change of control of the Company, or as otherwise determined by the ECC prior to vesting, her rights to any of the unvested shares of the Company’s Common Stock covered by these awards will be forfeited to the Company.

2

The Cancellation Agreement, the cancellation of the 2002 Award and the 2003 Award and the above grants of restricted stock in connection therewith are conditioned upon the approval of the Program by the stockholders at the Company’s February 23, 2005 annual meeting of stockholders. The Target Awards are intended to be performance-based compensation under Section 162(m)(4)(C) the Internal Revenue Code, as amended (the “Code”). Under the current Code, the expense associated with these awards of restricted stock may be deductible executive compensation paid by publicly held companies to certain of their executives. The cancelled 2002 Award and 2003 Award were not considered to be deductible for income tax purposes under the Code.

Upon a change of control, as defined in the Plan, the restrictions and deferral limitations applicable to each of the above awards of restricted stock will lapse. If the change of control occurs during fiscal year 2005, the Final Award will be automatically deemed to be the Target Award. The restricted stock will then become free of all restrictions and will be fully vested and transferable to the full extent of the original grant.

The following exhibits are included herein:

EXHIBIT 10.1    Cancellation Agreement dated November 19, 2004 between Lee Enterprises, Incorporated and Ms. Junck

EXHIBIT 10.2    Form of Key Executive Restricted Stock Agreement related to Lee Enterprises, Incorporated 1990
                            Long-Term Incentive Plan effective as of October 1, 1999, as amended, restated and extended on
                            January 26, 1999 (Exhibit 10.1a to Annual Report on Form 10-K for the Fiscal Year Ended
                            September 30, 2002) and the Lee Enterprises, Incorporated Incentive Compensation Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: November 24, 2004	/s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

3

EXHIBIT 10.1    Cancellation Agreement dated November 19, 2004 between Lee Enterprises, Incorporated and Ms. Junck

CANCELLATION AGREEMENT

        This Cancellation Agreement is made this 19th day of November, 2004, by and between LEE ENTERPRISES, INCORPORATED, a Delaware corporation (“Lee”), and MARY E. JUNCK, an Iowa resident (“Junck”).

RECITALS:

        A.        Lee granted to Junck, on November 13, 2002, a restricted stock award of 35,000 shares of Lee Enterprises, Incorporated Common Stock (“Lee Common Stock”) under Lee’s 1990 Long-Term Incentive Plan, as amended, restated and extended effective October 1, 1999 (the “Plan”) (the “2002 Award”).

        B.        Lee granted to Junck, on November 12, 2003, a restricted stock award of 40,000 shares of Lee Common Stock under the Plan (the “2003 Award”).

        C.        Lee and Junck wish to terminate and cancel the 2002 Award and 2003 Award in consideration for the grant of new awards as described below.

        NOW, THEREFORE, Lee and Junck agree as follows:

        1.        Effective as of the date of this Agreement, the 2002 Award and 2003 Award are canceled, terminated and of no further force and effect.

        2.        In consideration for the cancellation and termination of the 2002 Award and 2003 Award, Lee shall make grants of restricted stock in the amounts and upon the terms described in Exhibits “A” and “B” and “C”, which are attached hereto and incorporated herein by reference.

        3.        The parties acknowledge that this Agreement, the cancellation of the 2002 Award and the 2003 Award, and the grants of restricted stock in consideration thereof, are conditioned upon the approval of the Lee Incentive Compensation Program by the stockholders of the Company.

        IN WITNESS WHEREOF, Lee and Junck have signed this Cancellation Agreement as of the date first above written.

LEE ENTERPRISES, INCORPORATED	/s/Mary E. Junck
Mary E. Junck
/s/ Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer
and Treasurer

EXHIBIT “A”

November 19, 2004

Mary E. Junck
11 Deer Hill Road
Pleasant Valley, IA 52767

Dear Mary,

I am pleased to inform you that you have been granted a Restricted Stock Award for 35,000 shares of Lee Enterprises, Incorporated Common Stock, $2.00 par value. You are receiving this award under the Company’s 1990 Long Term Incentive Plan (amended, restated and extended effective October 1, 1999), as presently written or later amended (the “Plan”) and the Lee Enterprises, Incorporated Incentive Compensation Program effective October 1, 2004 (the “Program”), as outlined below.

SUMMARY OF AWARD

Granted To:	Mary E. Junck
SSN ###-##-####
Grant Date:	November 19, 2004
Target Restricted Stock Award:	35,000
Restricted Stock Price Per Share:	$47.64
Performance Measurement Period:	October 1, 2004 - September 30, 2005
Vesting Date:	Vest 2005

LEE ENTERPRISES, INCORPORATED
By /s/Vytenis P. Kuraitis
Vytenis P. Kuraitis
Vice President, Human Resources

By clicking on the “I agree” box at the top of this electronic mail message, I acknowledge receipt of this Restricted Stock Award as of the Grant Date above, which has been issue to me under the terms and conditions of the Plan and as stated in this letter agreement. I further acknowledge I can obtain the Prospectus, including the Plan at http://leeapp5.app.leent.net. I agree to all of the terms and conditions of this letter agreement and the Plan.

                                                               If an “I Agree” box does not appear at the top of this signature, consent may be acknowledged by printing out this form, signing, dating and faxing it to Connie Sehmann at (563)323-9608.

Signature: /s/Mary E. Junck                                                                                 Date: November 22, 2004
                    Mary E. Junck

                                                                Note: If there are any discrepancies in the name or address shown above, or if you are unable to access the Prospectus, please notify Connie
                                                                          Sehmann at (563)383-2174

SUMMARY OF ADDITIONAL TERMS OF AWARD

      1. Restricted Stock Award.

    (a)        You own the Restricted Stock as of the first anniversary of the Grant Date, subject to the provisions for adjustment and forfeiture described below.

    (b)        Pursuant to the Program, the Executive Compensation Committee of the Company (the “Committee”) has established the Target Restricted Stock Award (the “Target Award”). The Target Award shall be subject to adjustment on the first anniversary of the Grant Date to reflect the achievement of incentive performance targets established by the Committee within the first 90 days of the Performance Measurement Period (the “Final Award”). The determination of the degree of achievement of the incentive performance targets shall be made at the sole, complete and absolute discretion of the Committee, whose determination shall be final and binding on you and the Company. The Committee shall certify in writing its determination of the Final Award.

    (c)        Upon termination of your employment for any reason other than death, permanent and total disability or normal retirement (as defined in the Plan) before November 19, 2005, all of your rights to the Restricted Stock will be forfeited to the Company, unless otherwise determined by the Committee. The determination as to waiver of the forfeiture of all or any part of the Restricted Stock Award will be made at the sole, complete and absolute discretion of the Committee. Its determination will be final and binding on you and the Company. No action by the Committee will constitute a waiver of the Committee’s discretion to act at any time under the terms of this letter agreement regarding the matters reserved to its discretion, unless such waiver is unequivocally expressed in writing by the Committee addressed to you and the Company.

    (d)        This letter agreement will not be transferable and may not be encumbered or disposed of in whole or in part during your lifetime. During your lifetime and the term of this letter agreement, your rights under this letter agreement may be exercised solely by you. Upon your death any rights, to the extent exercisable or vested on the date of your death, may be exercised by your estate or by a person who acquires the right to ownership of your Restricted Stock by bequest, inheritance or otherwise by reason of your death. Evidence satisfactory to the Committee of your death and the proper legal standing of your successor in interest must be provided.

    (e)        Upon determination of the Final Award, you will be entitled to all distributions related to the Restricted Stock. However, any distributions related to the Restricted Stock represented by additional shares of the Company, whether by reason of stock dividend, split-up or other recapitalization of the Company, will be retained and held by the Company for the term of this letter agreement as provided in this letter agreement.

    (f)        During the term of this letter agreement, the certificates evidencing ownership of the Restricted Stock will be retained by the Company, as security for your performance of all obligations under this letter agreement. By execution of this letter agreement, you are appointing the Company’s chief financial officer as your duly authorized agent and attorney-in-fact for and on your behalf and subject to the terms of this letter agreement to hold and retain your Restricted Stock certificates related to the Restricted Stock granted by this letter agreement or later distributed by the Company during the term of this letter agreement related to the original Restricted Stock. Further, you appoint him or her to execute and deliver to the Company any and all such share certificates you forfeit under the terms of this letter agreement or as otherwise required by the Plan.

    (g)        Unless forfeited as described in subparagraph (c) above, your Restricted Stock certificates evidencing ownership of the Restricted Stock will be delivered to you unconditionally and without requirement for payment by you, on November 19, 2005. This letter agreement will terminate upon distribution of the Restricted Stock.

    (h)        This grant is subject to the requirement that, if at any time the Company’s Board of Directors determines, in its discretion, that the listing, registration or qualification of the Restricted Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of this Restricted Stock Award or the issuance or acquisition of your Restricted Stock, the grant will not be effective in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company’s Board of Directors.

    (i)        The Plan and the Program are incorporated in this letter agreement by reference and is made a part of this letter agreement as if fully set forth in this letter agreement. The Plan and the Program will control if there is a conflict between the Plan or the Program and this letter agreement. Also, the Plan and the Program will control on such matters as are not contained in this letter agreement. Defined terms which are not given specific meaning in this letter agreement will have the meanings used in the Plan and the Program.

    (j)        Any dispute or disagreement which arises under, as a result of, or in any way related to the interpretation or construction of this letter agreement will be determined by the Committee. Any such determination made under this letter agreement will be final, binding and conclusive for all purposes.

    2.        Change in Present Stock. If any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends occurs, the Committee will make such substitution or adjustment, if any, as it deems to be equitable (a) to accomplish fairly the purposes of the Plan, and (b) to preserve the intended benefits of the Plan and the Program to the Participants and the Company, as to the number or kind of shares of the Company’s Common Stock or other securities issued or reserved for issuance under the Plan.

    3.        Change in Control. In spite of any other provision of the Plan to the contrary, if a Change of Control, as defined in the Plan occurs, the restrictions and deferral limitations applicable to the Restricted Stock will lapse. If the Change of Control occurs during the Performance Measurement Period, as defined in the Program, the Final Award shall be automatically deemed to be the Target Award. The Restricted Stock will then become free of all restrictions and will be fully vested and transferable to the full extent of the original grant.

    4.        Effect Upon Employment. Nothing contained in this letter agreement will restrict the right of the Company to terminate your employment at any time with or without cause.

    5.        Notices. Each notice relating to this letter agreement must be in writing and delivered in person or by registered or certified mail, and if given to the Company, at its office, 201 N. Harrison Street, Suite 600, Davenport, Iowa, 52801, attention of the Vice President-Human Resources. Notices given to you or other person or persons then entitled to exercise this award will be given at your last address given to the Company. Either party may change the address to which such notices are to be given by notice in writing to the other in accordance with the terms of this letter agreement.

    6.        Governing Law. This letter agreement is governed by the laws of the State of Delaware.

    7.        Successors in Interest. This letter agreement will inure to the benefit of and be binding upon each successor and assign of the Company and your heirs, legatees and legal representatives.

EXHIBIT “B”

November 19, 2004

Mary E. Junck
11 Deer Hill Road
Pleasant Valley, IA 52767

Dear Mary,

I am pleased to inform you that you have been granted a Restricted Stock Award for 40,000 shares of Lee Enterprises, Incorporated Common Stock, $2.00 par value. You are receiving this award under the Company’s 1990 Long Term Incentive Plan (amended, restated and extended effective October 1, 1999), as presently written or later amended (the “Plan”) and the Lee Enterprises, Incorporated Incentive Compensation Program effective October 1, 2004 (the “Program”), as outlined below.

SUMMARY OF AWARD

Granted To:	Mary E. Junck
SSN ###-##-####
Grant Date:	November 19, 2004
Target Restricted Stock Award:	40,000
Restricted Stock Price Per Share:	$47.64
Performance Measurement Period:	October 1, 2004 - September 30, 2005
Vesting Date:	Vest 2006

LEE ENTERPRISES, INCORPORATED
By /s/Vytenis P. Kuraitis
Vytenis P. Kuraitis
Vice President, Human Resources

By clicking on the “I agree” box at the top of this electronic mail message, I acknowledge receipt of this Restricted Stock Award as of the Grant Date above, which has been issue to me under the terms and conditions of the Plan and as stated in this letter agreement. I further acknowledge I can obtain the Prospectus, including the Plan at http://leeapp5.app.leent.net. I agree to all of the terms and conditions of this letter agreement and the Plan.

                                                               If an “I Agree” box does not appear at the top of this signature, consent may be acknowledged by printing out this form, signing, dating and faxing it to Connie Sehmann at (563)323-9608.

Signature: /s/Mary E. Junck                                                                                 Date: November 22, 2004
                    Mary E. Junck

                                                                Note: If there are any discrepancies in the name or address shown above, or if you are unable to access the Prospectus, please notify Connie
                                                                          Sehmann at (563)383-2174

SUMMARY OF ADDITIONAL TERMS OF AWARD

      1. Restricted Stock Award.

    (a)        You own the Restricted Stock as of the first anniversary of the Grant Date, subject to the provisions for adjustment and forfeiture described below.

    (b)        Pursuant to the Program, the Executive Compensation Committee of the Company (the “Committee”) has established the Target Restricted Stock Award (the “Target Award”). The Target Award shall be subject to adjustment on the first anniversary of the Grant Date to reflect the achievement of incentive performance targets established by the Committee within the first 90 days of the Performance Measurement Period (the “Final Award”). The determination of the degree of achievement of the incentive performance targets shall be made at the sole, complete and absolute discretion of the Committee, whose determination shall be final and binding on you and the Company. The Committee shall certify in writing its determination of the Final Award.

    (c)        Upon termination of your employment for any reason other than death, permanent and total disability or normal retirement (as defined in the Plan) before November 19, 2006, all of your rights to the Restricted Stock will be forfeited to the Company, unless otherwise determined by the Committee. The determination as to waiver of the forfeiture of all or any part of the Restricted Stock Award will be made at the sole, complete and absolute discretion of the Committee. Its determination will be final and binding on you and the Company. No action by the Committee will constitute a waiver of the Committee’s discretion to act at any time under the terms of this letter agreement regarding the matters reserved to its discretion, unless such waiver is unequivocally expressed in writing by the Committee addressed to you and the Company.

    (d)        This letter agreement will not be transferable and may not be encumbered or disposed of in whole or in part during your lifetime. During your lifetime and the term of this letter agreement, your rights under this letter agreement may be exercised solely by you. Upon your death any rights, to the extent exercisable or vested on the date of your death, may be exercised by your estate or by a person who acquires the right to ownership of your Restricted Stock by bequest, inheritance or otherwise by reason of your death. Evidence satisfactory to the Committee of your death and the proper legal standing of your successor in interest must be provided.

    (e)        Upon determination of the Final Award, you will be entitled to all distributions related to the Restricted Stock. However, any distributions related to the Restricted Stock represented by additional shares of the Company, whether by reason of stock dividend, split-up or other recapitalization of the Company, will be retained and held by the Company for the term of this letter agreement as provided in this letter agreement.

    (f)        During the term of this letter agreement, the certificates evidencing ownership of the Restricted Stock will be retained by the Company, as security for your performance of all obligations under this letter agreement. By execution of this letter agreement, you are appointing the Company’s chief financial officer as your duly authorized agent and attorney-in-fact for and on your behalf and subject to the terms of this letter agreement to hold and retain your Restricted Stock certificates related to the Restricted Stock granted by this letter agreement or later distributed by the Company during the term of this letter agreement related to the original Restricted Stock. Further, you appoint him or her to execute and deliver to the Company any and all such share certificates you forfeit under the terms of this letter agreement or as otherwise required by the Plan.

    (g)        Unless forfeited as described in subparagraph (c) above, your Restricted Stock certificates evidencing ownership of the Restricted Stock will be delivered to you unconditionally and without requirement for payment by you, on November 19, 2006. This letter agreement will terminate upon distribution of the Restricted Stock.

    (h)        This grant is subject to the requirement that, if at any time the Company’s Board of Directors determines, in its discretion, that the listing, registration or qualification of the Restricted Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of this Restricted Stock Award or the issuance or acquisition of your Restricted Stock, the grant will not be effective in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company’s Board of Directors.

    (i)        The Plan and the Programare incorporated in this letter agreement by reference and is made a part of this letter agreement as if fully set forth in this letter agreement. The Plan and the Program will control if there is a conflict between the Plan or the Program and this letter agreement. Also, the Plan and the Program will control on such matters as are not contained in this letter agreement. Defined terms which are not given specific meaning in this letter agreement will have the meanings used in the Plan and the Program.

    (j)        Any dispute or disagreement which arises under, as a result of, or in any way related to the interpretation or construction of this letter agreement will be determined by the Committee. Any such determination made under this letter agreement will be final, binding and conclusive for all purposes.

    2.        Change in Present Stock. If any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends occurs, the Committee will make such substitution or adjustment, if any, as it deems to be equitable (a) to accomplish fairly the purposes of the Plan, and (b) to preserve the intended benefits of the Plan and the Program to the Participants and the Company, as to the number or kind of shares of the Company’s Common Stock or other securities issued or reserved for issuance under the Plan.

    3.        Change in Control. In spite of any other provision of the Plan to the contrary, if a Change of Control, as defined in the Plan occurs, the restrictions and deferral limitations applicable to the Restricted Stock will lapse. If the Change of Control occurs during the Performance Measurement Period, as defined in the Program, the Final Award shall be automatically deemed to be the Target Award. The Restricted Stock will then become free of all restrictions and will be fully vested and transferable to the full extent of the original grant.

    4.        Effect Upon Employment. Nothing contained in this letter agreement will restrict the right of the Company to terminate your employment at any time with or without cause.

    5.        Notices. Each notice relating to this letter agreement must be in writing and delivered in person or by registered or certified mail, and if given to the Company, at its office, 201 N. Harrison Street, Suite 600, Davenport, Iowa, 52801, attention of the Vice President-Human Resources. Notices given to you or other person or persons then entitled to exercise this award will be given at your last address given to the Company. Either party may change the address to which such notices are to be given by notice in writing to the other in accordance with the terms of this letter agreement.

    6.        Governing Law. This letter agreement is governed by the laws of the State of Delaware.

    7.        Successors in Interest. This letter agreement will inure to the benefit of and be binding upon each successor and assign of the Company and your heirs, legatees and legal representatives.

EXHIBIT “C”

November 19, 2004

Mary E. Junck
11 Deer Hill Road
Pleasant Valley, IA 52767

Dear Mary,

I am pleased to inform you that you have been granted a Restricted Stock Award for 7,500 shares of Lee Enterprises, Incorporated Common Stock, $2.00 par value. You are receiving this award under the Company’s 1990 Long Term Incentive Plan (amended, restated and extended effective October 1, 1999), as presently written or later amended (the “Plan”) and the Lee Enterprises, Incorporated Incentive Compensation Program effective October 1, 2004 (the “Program”), as outlined below.

SUMMARY OF AWARD

Granted To:	Mary E. Junck
SSN ###-##-####
Grant Date:	November 19, 2004
Target Restricted Stock Award:	7,500
Restricted Stock Price Per Share:	$47.64
Performance Measurement Period:	October 1, 2004 - September 30, 2005
Vesting Date:	Vest 2005

LEE ENTERPRISES, INCORPORATED
By /s/Vytenis P. Kuraitis
Vytenis P. Kuraitis
Vice President, Human Resources

By clicking on the “I agree” box at the top of this electronic mail message, I acknowledge receipt of this Restricted Stock Award as of the Grant Date above, which has been issue to me under the terms and conditions of the Plan and as stated in this letter agreement. I further acknowledge I can obtain the Prospectus, including the Plan at http://leeapp5.app.leent.net. I agree to all of the terms and conditions of this letter agreement and the Plan.

                                                               If an “I Agree” box does not appear at the top of this signature, consent may be acknowledged by printing out this form, signing, dating and faxing it to Connie Sehmann at (563)323-9608.

Signature: /s/Mary E. Junck                                                                                 Date: November 22, 2004
                    Mary E. Junck

                                                                Note: If there are any discrepancies in the name or address shown above, or if you are unable to access the Prospectus, please notify Connie
                                                                          Sehmann at (563)383-2174

SUMMARY OF ADDITIONAL TERMS OF AWARD

      1. Restricted Stock Award.

    (a)        You own the Restricted Stock as of the first anniversary of the Grant Date, subject to the provisions for adjustment and forfeiture described below.

    (b)        Pursuant to the Program, the Executive Compensation Committee of the Company (the “Committee”) has established the Target Restricted Stock Award (the “Target Award”). The Target Award shall be subject to adjustment on the first anniversary of the Grant Date to reflect the achievement of incentive performance targets established by the Committee within the first 90 days of the Performance Measurement Period (the “Final Award”). The determination of the degree of achievement of the incentive performance targets shall be made at the sole, complete and absolute discretion of the Committee, whose determination shall be final and binding on you and the Company. The Committee shall certify in writing its determination of the Final Award.

    (c)        Upon termination of your employment for any reason other than death, permanent and total disability or normal retirement (as defined in the Plan) before November 19, 2005, all of your rights to the Restricted Stock will be forfeited to the Company, unless otherwise determined by the Committee. The determination as to waiver of the forfeiture of all or any part of the Restricted Stock Award will be made at the sole, complete and absolute discretion of the Committee. Its determination will be final and binding on you and the Company. No action by the Committee will constitute a waiver of the Committee’s discretion to act at any time under the terms of this letter agreement regarding the matters reserved to its discretion, unless such waiver is unequivocally expressed in writing by the Committee addressed to you and the Company.

    (d)        This letter agreement will not be transferable and may not be encumbered or disposed of in whole or in part during your lifetime. During your lifetime and the term of this letter agreement, your rights under this letter agreement may be exercised solely by you. Upon your death any rights, to the extent exercisable or vested on the date of your death, may be exercised by your estate or by a person who acquires the right to ownership of your Restricted Stock by bequest, inheritance or otherwise by reason of your death. Evidence satisfactory to the Committee of your death and the proper legal standing of your successor in interest must be provided.

    (e)        Upon determination of the Final Award, you will be entitled to all distributions related to the Restricted Stock. However, any distributions related to the Restricted Stock represented by additional shares of the Company, whether by reason of stock dividend, split-up or other recapitalization of the Company, will be retained and held by the Company for the term of this letter agreement as provided in this letter agreement.

    (f)        During the term of this letter agreement, the certificates evidencing ownership of the Restricted Stock will be retained by the Company, as security for your performance of all obligations under this letter agreement. By execution of this letter agreement, you are appointing the Company’s chief financial officer as your duly authorized agent and attorney-in-fact for and on your behalf and subject to the terms of this letter agreement to hold and retain your Restricted Stock certificates related to the Restricted Stock granted by this letter agreement or later distributed by the Company during the term of this letter agreement related to the original Restricted Stock. Further, you appoint him or her to execute and deliver to the Company any and all such share certificates you forfeit under the terms of this letter agreement or as otherwise required by the Plan.

    (g)        Unless forfeited as described in subparagraph (c) above, your Restricted Stock certificates evidencing ownership of the Restricted Stock will be delivered to you unconditionally and without requirement for payment by you, on November 19, 2005. This letter agreement will terminate upon distribution of the Restricted Stock.

    (h)        This grant is subject to the requirement that, if at any time the Company’s Board of Directors determines, in its discretion, that the listing, registration or qualification of the Restricted Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of this Restricted Stock Award or the issuance or acquisition of your Restricted Stock, the grant will not be effective in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company’s Board of Directors.

    (i)        The Plan and the Program are incorporated in this letter agreement by reference and is made a part of this letter agreement as if fully set forth in this letter agreement. The Plan and the Program will control if there is a conflict between the Plan or the Program and this letter agreement. Also, the Plan and the Program will control on such matters as are not contained in this letter agreement. Defined terms which are not given specific meaning in this letter agreement will have the meanings used in the Plan and the Program.

    (j)        Any dispute or disagreement which arises under, as a result of, or in any way related to the interpretation or construction of this letter agreement will be determined by the Committee. Any such determination made under this letter agreement will be final, binding and conclusive for all purposes.

    2.        Change in Present Stock. If any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends occurs, the Committee will make such substitution or adjustment, if any, as it deems to be equitable (a) to accomplish fairly the purposes of the Plan, and (b) to preserve the intended benefits of the Plan and the Program to the Participants and the Company, as to the number or kind of shares of the Company’s Common Stock or other securities issued or reserved for issuance under the Plan.

    3.        Change in Control. In spite of any other provision of the Plan to the contrary, if a Change of Control, as defined in the Plan occurs, the restrictions and deferral limitations applicable to the Restricted Stock will lapse. If the Change of Control occurs during the Performance Measurement Period, as defined in the Program, the Final Award shall be automatically deemed to be the Target Award. The Restricted Stock will then become free of all restrictions and will be fully vested and transferable to the full extent of the original grant.

    4.        Effect Upon Employment. Nothing contained in this letter agreement will restrict the right of the Company to terminate your employment at any time with or without cause.

    5.        Notices. Each notice relating to this letter agreement must be in writing and delivered in person or by registered or certified mail, and if given to the Company, at its office, 201 N. Harrison Street, Suite 600, Davenport, Iowa, 52801, attention of the Vice President-Human Resources. Notices given to you or other person or persons then entitled to exercise this award will be given at your last address given to the Company. Either party may change the address to which such notices are to be given by notice in writing to the other in accordance with the terms of this letter agreement.

    6.        Governing Law. This letter agreement is governed by the laws of the State of Delaware.

    7.        Successors in Interest. This letter agreement will inure to the benefit of and be binding upon each successor and assign of the Company and your heirs, legatees and legal representatives.

EXHIBIT 10.2	Form of Key Executive Restricted Stock Agreement related to Lee Enterprises, Incorporated 1990 Long-Term Incentive Plan effective as of October 1, 1999, as amended, restated and extended on January 26, 1999 (Exhibit 10.1a to Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2002) and the Lee Enterprises, Incorporated Incentive Compensation Program

_______________, 200__

_________________
_________________
_________________
[address]

Dear ________,

I am pleased to inform you that you have been granted a Restricted Stock Award for _____ shares of Lee Enterprises, Incorporated Common Stock, $2.00 par value. You are receiving this award under the Company’s 1990 Long Term Incentive Plan (amended, restated and extended effective October 1, 1999), as presently written or later amended (the “Plan”) and the Lee Enterprises, Incorporated Incentive Compensation Program effective October 1, 2004 (the “Program”), as outlined below.

SUMMARY OF AWARD

Granted To:	_________________
SSN______________
Grant Date:	_________________
Target Restricted Stock Award:	_________________
Restricted Stock Price Per Share:	$________________
Performance Measurement Period:	_________________
Vesting Date:	_________________

LEE ENTERPRISES, INCORPORATED
By ____________________________
____________________________[name]
Vice President, Human Resources

By clicking on the “I agree” box at the top of this electronic mail message, I acknowledge receipt of this Restricted Stock Award as of the Grant Date above, which has been issue to me under the terms and conditions of the Plan and as stated in this letter agreement. I further acknowledge I can obtain the Prospectus, including the Plan at http://leeapp5.app.leent.net. I agree to all of the terms and conditions of this letter agreement and the Plan.

                                                               If an “I Agree” box does not appear at the top of this signature, consent may be acknowledged by printing out this form, signing, dating and faxing it to Connie Sehmann at (563)323-9608.

Signature: ____________________________                                                                                 Date: ________________________
                    __________________[name]

                                                                Note: If there are any discrepancies in the name or address shown above, or if you are unable to access the Prospectus, please notify Connie
                                                                          Sehmann at (563)383-2174

SUMMARY OF ADDITIONAL TERMS OF AWARD

      1. Restricted Stock Award.

    (a)        You own the Restricted Stock as of the first anniversary of the Grant Date, subject to the provisions for adjustment and forfeiture described below.

    (b)        Pursuant to the Program, the Executive Compensation Committee of the Company (the “Committee”) has established the Target Restricted Stock Award (the “Target Award”). The Target Award shall be subject to adjustment on the first anniversary of the Grant Date to reflect the achievement of incentive performance targets established by the Committee within the first 90 days of the Performance Measurement Period (the “Final Award”). The determination of the degree of achievement of the incentive performance targets shall be made at the sole, complete and absolute discretion of the Committee, whose determination shall be final and binding on you and the Company. The Committee shall certify in writing its determination of the Final Award.

    (c)        Upon termination of your employment for any reason other than death, permanent and total disability or normal retirement (as defined in the Plan) before November 19, 2005, all of your rights to the Restricted Stock will be forfeited to the Company, unless otherwise determined by the Committee. The determination as to waiver of the forfeiture of all or any part of the Restricted Stock Award will be made at the sole, complete and absolute discretion of the Committee. Its determination will be final and binding on you and the Company. No action by the Committee will constitute a waiver of the Committee’s discretion to act at any time under the terms of this letter agreement regarding the matters reserved to its discretion, unless such waiver is unequivocally expressed in writing by the Committee addressed to you and the Company.

    (d)        This letter agreement will not be transferable and may not be encumbered or disposed of in whole or in part during your lifetime. During your lifetime and the term of this letter agreement, your rights under this letter agreement may be exercised solely by you. Upon your death any rights, to the extent exercisable or vested on the date of your death, may be exercised by your estate or by a person who acquires the right to ownership of your Restricted Stock by bequest, inheritance or otherwise by reason of your death. Evidence satisfactory to the Committee of your death and the proper legal standing of your successor in interest must be provided.

    (e)        Upon determination of the Final Award, you will be entitled to all distributions related to the Restricted Stock. However, any distributions related to the Restricted Stock represented by additional shares of the Company, whether by reason of stock dividend, split-up or other recapitalization of the Company, will be retained and held by the Company for the term of this letter agreement as provided in this letter agreement.

    (f)        During the term of this letter agreement, the certificates evidencing ownership of the Restricted Stock will be retained by the Company, as security for your performance of all obligations under this letter agreement. By execution of this letter agreement, you are appointing the Company’s chief financial officer as your duly authorized agent and attorney-in-fact for and on your behalf and subject to the terms of this letter agreement to hold and retain your Restricted Stock certificates related to the Restricted Stock granted by this letter agreement or later distributed by the Company during the term of this letter agreement related to the original Restricted Stock. Further, you appoint him or her to execute and deliver to the Company any and all such share certificates you forfeit under the terms of this letter agreement or as otherwise required by the Plan.

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    (g)        Unless forfeited as described in subparagraph (c) above, your Restricted Stock certificates evidencing ownership of the Restricted Stock will be delivered to you unconditionally and without requirement for payment by you, on November 19, 2005. This letter agreement will terminate upon distribution of the Restricted Stock.

    (h)        This grant is subject to the requirement that, if at any time the Company’s Board of Directors determines, in its discretion, that the listing, registration or qualification of the Restricted Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of this Restricted Stock Award or the issuance or acquisition of your Restricted Stock, the grant will not be effective in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company’s Board of Directors.

    (i)        The Plan and the Program are incorporated in this letter agreement by reference and is made a part of this letter agreement as if fully set forth in this letter agreement. The Plan and the Program will control if there is a conflict between the Plan or the Program and this letter agreement. Also, the Plan and the Program will control on such matters as are not contained in this letter agreement. Defined terms which are not given specific meaning in this letter agreement will have the meanings used in the Plan and the Program.

    (j)        Any dispute or disagreement which arises under, as a result of, or in any way related to the interpretation or construction of this letter agreement will be determined by the Committee. Any such determination made under this letter agreement will be final, binding and conclusive for all purposes.

    2.        Change in Present Stock. If any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends occurs, the Committee will make such substitution or adjustment, if any, as it deems to be equitable (a) to accomplish fairly the purposes of the Plan, and (b) to preserve the intended benefits of the Plan and the Program to the Participants and the Company, as to the number or kind of shares of the Company’s Common Stock or other securities issued or reserved for issuance under the Plan.

    3.        Change in Control. In spite of any other provision of the Plan to the contrary, if a Change of Control, as defined in the Plan occurs, the restrictions and deferral limitations applicable to the Restricted Stock will lapse. If the Change of Control occurs during the Performance Measurement Period, as defined in the Program, the Final Award shall be automatically deemed to be the Target Award. The Restricted Stock will then become free of all restrictions and will be fully vested and transferable to the full extent of the original grant.

    4.        Effect Upon Employment. Nothing contained in this letter agreement will restrict the right of the Company to terminate your employment at any time with or without cause.

    5.        Notices. Each notice relating to this letter agreement must be in writing and delivered in person or by registered or certified mail, and if given to the Company, at its office, 201 N. Harrison Street, Suite 600, Davenport, Iowa, 52801, attention of the Vice President-Human Resources. Notices given to you or other person or persons then entitled to exercise this award will be given at your last address given to the Company. Either party may change the address to which such notices are to be given by notice in writing to the other in accordance with the terms of this letter agreement.

    6.        Governing Law. This letter agreement is governed by the laws of the State of Delaware.

    7.        Successors in Interest. This letter agreement will inure to the benefit of and be binding upon each successor and assign of the Company and your heirs, legatees and legal representatives.

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